                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ Donald J. Robinson
                                  ______________________
                                      Donald J. Robinson


Dated:  September 30, 1996





























00250292.BB2

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ John D. Carifa
                                  ___________________
                                      John D. Carifa


Dated:  September 30, 1996





























00250292.BB2

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ David H. Dievler
                                  ___________________
                                      David H. Dievler


Dated:  September 30, 1996





























00250292.BB2

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ Ruth Block
                                  ______________
                                      Ruth Block


Dated:  September 30, 1996





























00250292.BB2

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ John H. Dobkin
                                  __________________
                                      John H. Dobkin


Dated:  September 30, 1996





























00250292.BB2

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ William H. Foulk, Jr.
                                  _________________________
                                      William H. Foulk, Jr.


Dated:  September 30, 1996





























00250292.BB2

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ James M. Hester
                                  ___________________
                                      James M. Hester


Dated:  September 30, 1996





























00250292.BB2

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                  /s/ Clifford L. Michel
                                  ______________________
                                      Clifford L. Michel


Dated:  September 30, 1996





























00250292.BB2